Summary Prospectus Supplement

May 27, 2015

Morgan Stanley Institutional Fund Trust

Supplement dated May 27, 2015 to the Morgan Stanley Institutional Fund Trust Summary Prospectus dated February 3, 2015

Core Fixed Income Portfolio

Jim Caron and Gregory Finck have been added to the teams primarily responsible for the day-to-day management of the Core Fixed Income Portfolio. Accordingly, effective immediately, the Summary Prospectus is revised as follows:

The section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

The Portfolio is managed by members of the Taxable Fixed Income team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Neil Stone	Managing Director	January 2011
Matthew Dunning	Executive Director	October 2014
Joseph Mehlman	Executive Director	April 2013
Jim Caron	Managing Director	May 2015
Gregory Finck	Managing Director	May 2015

  IFTCOREFXDSPT 5/15